UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 6, 2006

TRUE PRODUCT ID, INC. (FORMERLY ONTV, INC.)

(Exact name of registrant as specified in this charter)

Delaware	000-29249	16-1499611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Center Square West, 1500 Market Street, Philadelphia, PA	19102
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code:  (215) 496-8102

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers: Compensatory Arrangements of Certain Officers

This Current Report on Form 8-K is being furnished to disclose that on November 6, 2006 Mr. Cimino resigned from the Registrant’s Board of Directors and any office Mr. Cimino may still hold in the Registrant ..  Additionally, on November 13, 2006 Mr. Bendis was appointed to the Registrant’s Board of Directors and as the interim Secretary of the Registrant ..  Prior to his appointment to the Registrant’s Board of Directors, Mr. Bendis was the Registrant’s Chief Executive Officer and President.

Item 9.01.  Financial Statements, Pro forma Financial Information and Exhibits

(c)

Exhibits

Exhibits

Description

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

True Product ID, Inc..

By   /s/ Richard A. Bendis

     Richard A. Bendis

President and Chief Executive Officer

Date:  November 13, 2006

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